DELAWARE POOLED(R) TRUST

The Smid-Cap Growth Equity Portfolio
(the "Portfolio")

Supplement to the Portfolio's Prospectus
dated February 27, 2009

On May 21, 2009, the Board of Trustees of Delaware Pooled Trust (the "Trust") unanimously approved a proposal to liquidate and dissolve the Portfolio. The Smid-Cap Growth Equity Portfolio has no public shareholders, and, therefore, The Smid-Cap Growth Equity Portfolio will be liquidated promptly following the date of this Supplement.

As a result of the decision to liquidate and dissolve the Portfolio, as of the date of this Supplement, the Portfolio will be closed to new investors and all sales efforts will cease.

Please keep this Supplement for future reference.

This Supplement is dated June 1, 2009.